UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01735

fpa NEW Income, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

September 30, 2021

FPA New Income, Inc.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA New Income, Inc. (the "Fund") returned 0.35% in the third quarter of 2021 and 1.02% year-to-date. As of September 30, 2021, the portfolio had a yield-to-worst1 of 1.00% and an effective duration of 1.32 years. During the quarter, Treasury yields rose for one- to 10-year maturity bonds and declined for longer maturities as the yield curve flattened, driven by strong inflation data and expectations of tighter monetary policy. Recent commentary from the Federal Reserve suggests that the central bank may begin tapering asset purchases in November 2021 and may raise the Fed Funds rate more aggressively than previously anticipated, beginning with potentially one or more Fed Funds rate increases in 2022.2 Despite the Fed's commentary, there remains uncertainty regarding the persistence of recent economic growth and inflation. On an absolute basis, we believe the fixed income market is slightly more attractive owing to higher yields, but the higher yields are due to higher risk-free rates while credit spreads in both investment grade and high-yield-rated debt are not meaningfully changed from their historically low levels. Though absolute yields are higher, historically high duration in the fixed income market coupled with the seeming inevitability of higher interest rates leaves fixed income investors exposed to inordinately high mark-to-market risk associated with short-term changes in yields. On the whole, due to an unattractive yield environment offering insufficient compensation for duration and/or credit risk, the Fund's investment opportunity set remains limited. As such, we remain focused on protecting capital while trying to earn a return that does not unduly expose our investors to uncompensated credit and interest rate related mark-to-market risk. The Fund's credit exposure (investments rated BBB or lower) increased from 7.6% as of June 30, 2021 to 8.1% as of September 30, 2021. Cash and equivalents decreased from 4.1% of the portfolio as of June 30, 2021 to 0.4% on September 30, 2021.

Portfolio Attribution3

The largest contributor to performance during the quarter was the corporate holdings sector (corporate bonds, bank debt and equity) with much of the return due to price appreciation. In particular, the sector benefited from an appreciation in market value of our investment in Boart Longyear, a recently restructured provider of drilling services and related products to the mining industry. Please refer to the Appendix for more detail on our investment in Boart Long year.

1  Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of September 30, 2021, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 0.81%/0.64% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year.

2  Source: .CNBC (https://www.cnbc.com/2021/10/12/feds-bullard-says-bond-purchases-should-be-tapered-quickly-in-case-rate-hikes-are-needed.html)

3  This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions or sectors purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

  Past performance is no guarantee, nor is it indicative, of future results.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The second-largest contributors to performance were corporate loan-backed collateralized loan obligations (CLOs), which are part of the asset-backed securities (ABS) sector, with the return driven primarily by coupon payments.

The third-largest contributors to performance were Treasury bonds. At the start of the quarter, the Treasury position was comprised of bonds with a duration of approximately three years and four years. Though, generically, yields on three- and four-year maturity Treasury bonds rose during the quarter, the Fund's Treasury bonds benefited from price appreciation as they rolled down the yield curve and priced at a nearer-dated, lower-yielding part of the curve. The Fund's Treasury position also benefited from the sale of the longest-duration Treasuries in the portfolio during the first two months of the quarter when yields were lower, prior to the increase in yields toward the end of the quarter.

At the sector level, there were no meaningful detractors from performance, though there were individual investments in some sectors that detracted from performance.

Portfolio Activity

The table below shows the portfolio's sector level exposures as of June 30, 2021 compared to September 30, 2021:

Sector	% Portfolio 9/30/2021	% Portfolio 6/30/2021
ABS	52.3	52.7
Mortgage Backed (CMO)[4]	5.9	7.1
Stripped Mortgage-backed	0.5	0.8
Corporate	3.8	4.2
CMBS[3]	8.7	9.3
Mortgage Pass-through	0.1	0.1
U.S. Treasury	28.3	21.7
Cash and equivalents	0.4	4.1
Total	100.0%	100.0%
Yield-to-worst[5]	1.00%	1.13%
Effective Duration (years)	1.32	1.25
Average Life (years)	1.63	1.59

As discussed in more detail below, bond yields rose during the quarter, primarily due to higher Treasury yields as credit spreads did not change meaningfully. Higher yields make bonds more attractive but there remains little compensation for duration and/or credit risk. Thus, we continued to focus our investment activity in short-duration bonds, where we believe we have significant protection against credit losses and insulation against mark-to-market losses from rising yields. The vast majority of the Fund's investments this quarter were in high-quality bonds (rated single-A or higher) and included investments in ABS backed by subprime auto loans,

4  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes. Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

5  Please see Footnote 1 for definition of yield-to-worst and for the Fund's subsidized and unsubsidized SEC Yield as of June 30, 2021.

  Past performance is no guarantee, nor is it indicative, of future results.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

corporate loan-backed CLOs, ABS backed by prime auto loans or leases, equipment ABS, and commercial real estate loan-backed CLOs. Credit investments (rated BBB or lower) included bank loans and newly issued bonds backed by non-performing residential mortgages. The Fund's credit exposure increased from 7.6% as of June 30, 2021 to 8.1% as of September 30, 2021. Investments during the quarter were funded with cash on hand, amortization and maturities of existing positions and sales of short-maturity ABS, commercial mortgage-backed securities (CMBS) and a bank loan.

In addition, facing what we believe is a higher likelihood of tighter monetary policy via tapering (potentially beginning in November 2021) and increases in the Fed Funds rate (potentially beginning in 2022), we reduced the duration of the Treasury position and increased its exposure — with the net result that the Treasury position contributes a similar number of units of duration to the portfolio. As of September 30, 2021 the Treasury position represented 28% of the Fund and was comprised of bonds with a duration of 2.5 to 3 years with a blended duration of 2.7 years, whereas at June 30 the Treasury position represented 22% of the portfolio and was comprised of bonds with a duration of 2.7 to 4.4 years with a blended duration of 3.2 years.

The impact of this change in the Treasury position is that there is less exposure to the risk of a steepening yield curve. The tradeoff is that short-duration Treasuries are more exposed to a flattening yield curve where yields on three-year Treasuries rise relative to five-year Treasuries (though we expect that many short duration fixed income strategies bear this risk). However, to the extent that the curve retains some steepness between zero and five years, these shorter-duration Treasuries will benefit sooner from rolling down the yield curve. Also, about a third of the portfolio is invested in floating-rate bonds and we would expect these floating-rate bonds to positively contribute to the portfolio's return in this flattening scenario.

Given the uncertainty over the path of inflation and economic growth, the Treasury position was put in place to provide price appreciation and enhance the portfolio's total return in a potential scenario where negative macroeconomic outcomes such as weak inflation and/or economic growth led to lower risk-free rates. Despite the greater prospects for higher yields, we believe the value of this Treasury position is demonstrated by recent data showing the moderation of key inflation drivers, recent Federal Reserve commentary expressing confidence in the transitory nature of inflation and the persistence of long-term disinflationary forces which have periodically led to rallies in risk-free rates. Moreover, we don't discount the possibility of negative developments with respect to COVID-19. We don't have conviction on the path of inflation, rates, etc.; we merely see the alternative perspectives. Consequently, we continue to adjust the duration and size of the Treasury position as economic data unfolds and we seek to position the Fund to deliver a positive absolute return over a 12-month period if yields increase — due to inflation or otherwise — while providing potential upside return in the event that market yields decline.

Market Commentary

Inflation has risen to the top of the market's consciousness in the past few months, and for good reason. The highest inflation in 20 years continued as evidenced by the following chart, which shows that inflation less food and energy remains elevated, with prices rising 4% year-over-year in September. For reference, headline inflation including food and energy rose 5.4% on the same basis.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

CPI Urban Consumers less Food and Energy

Source: Bureau of Labor Statistics. Chart data thru September 30, 2021. The "Consumer Price Index for All Urban Consumers: All Items Less Food & Energy" is an aggregate of prices paid by urban consumers for a typical basket of goods, excluding food and energy. This measurement, known as "Core CPI," is widely used by economists because food and energy have very volatile prices. The all urban consumer group represents about 93 percent of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the unemployed, and retired people, as well as urban wage earners and clerical workers. Not included in the CPI are the spending patterns of people living in rural nonmetropolitan areas, those in farm households, people in the Armed Forces, and those in institutions, such as prisons and mental hospitals."

While the party line from the Federal Reserve remains that this period of high inflation (high relative to the goal of average inflation of 2%) is temporary, Federal Reserve Chairman Jerome Powell acknowledged that the supply bottlenecks that have contributed to inflation have been larger and lasted longer than anticipated and that there is upside risk to inflation.6 With that backdrop, the Fed has recently been guiding toward a tapering process that could commence this year, perhaps as soon as November, and end in the middle of 2022. Further, the Fed's dot plots suggest greater support within the Fed for one or more increases in the Fed Funds rate in 2022.

6  Source: U.S. Federal Reserve (https://www.federalreserve.gov/mediacenter/files/FOMCpresconf20210922.pdf.)

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The consequence of this commentary and guidance has been higher Treasury yields. The chart below shows the Treasury yield curve at the end of June and the end of September:

Source: Bloomberg. Chart data as of the dates shown.

During the past quarter, Treasury yields rose by three to eight basis points for three- to 10-year maturity bonds and declined elsewhere along the curve. We consider this to be significant relative to where yields have been recently, but not significant on an absolute basis.

Slightly higher risk-free rates have filtered through to investment-grade debt, both short and long duration. Unfortunately, because spreads have not changed meaningfully, overall yields are still very low. Moreover, after netting out expected inflation, real yields are still significantly negative, as shown in the charts below.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Bloomberg U.S. 1-3 Year Aggregate Bond Index

Source: Bloomberg. Chart data is as of September 30, 2021. YTW is Yield-to-Worst. Implied Real Yield is an interest rate that has been adjusted to remove the effects of inflation to reflect the real cost of funds to the borrower and the real yield to the lender or to an investor. Spread refers to the difference in overall returns between two different classes of securities, or returns from the same class, but different representative securities. Please refer to the end of the presentation for Important Disclosures and Glossary of Terms.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Bloomberg U.S. Aggregate Bond Index

Source: Bloomberg. Chart data is as of September 30, 2021. YTW is Yield-to-Worst. Implied Real Yield is an interest rate that has been adjusted to remove the effects of inflation to reflect the real cost of funds to the borrower and the real yield to the lender or to an investor. Spread refers to the difference in overall returns between two different classes of securities, or returns from the same class, but different representative securities. Please refer to the end of the presentation for Important Disclosures and Glossary of Terms.

In high-yield debt, spreads have also not changed much, resulting in higher but not "high" yields that leave little real return to compensate for credit risk. The chart below shows this data, focusing on the BB component of the high-yield index excluding energy to adjust for composition changes within the index over time.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Bloomberg U.S. High Yield BB excl. Energy

Source: Bloomberg. Chart data is as of September 30, 2021. YTW is Yield-to-Worst. Implied Real Yield is an interest rate that has been adjusted to remove the effects of inflation to reflect the real cost of funds to the borrower and the real yield to the lender or to an investor. High-yield bonds are bonds that pay higher interest rates because they have lower credit ratings than investment-grade bonds. Spread refers to the difference in overall returns between two different classes of securities, or returns from the same class, but different representative securities. Please refer to the end of the presentation for Important Disclosures and Glossary of Terms.

With higher yields on the horizon, investors today are not well-compensated for short-term market-to-market risk associated with rising interest rates. Using the Bloomberg Barclays Aggregate Bond Index as a proxy for the investment grade bond market, yields have only increased by approximately six basis points but the duration on the index has actually increased over the past few months, mostly owing to an increase in duration in the mortgage market. As a result, the compensation per unit of duration has barely moved. The ratio of yield to duration is a simple way to measure the magnitude of yield increases and, thus, the price declines that bonds can sustain before producing a negative return. A lower ratio means that bonds are less protected from rising yields. Despite higher yields, this ratio for the Aggregate Bond Index is not far off its historical low.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Bloomberg U.S. Aggregate Bond Index

Source: Bloomberg. Chart data through September 30, 2021. YTW is Yield to Worst. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. The higher the YTW/Duration, the less exposure to interest rate risk.

Similarly, even in short-duration investment grade bonds, the compensation per unit of duration has barely changed despite higher yields and it remains mired near historical lows.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Bloomberg U.S. 1-3 Year Aggregate Bond Index

Source: Bloomberg. Chart data through September 30, 2021. YTW is Yield to Worst. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. The higher the YTW/Duration, the less exposure to interest rate risk.

These indices suggest that, by and large, the bond market does not offer a safe harbor against rising rates and inflation. To the extent that investors are concerned about the risk of inflation and rising interest rates, rest assured that the Fund is actively managed in an effort to protect our investors from these risks.

Inflation is a popular topic these days, but the Fund is rare in that the pursuit of a positive real return (i.e., outperforming inflation) has explicitly been a part of its goals for many years. The Fund is managed with the two objectives of seeking (a) a positive return on a rolling 12-month basis and (b) a real return of CPI+100 basis points over a rolling five-year period. For much of the past decade, the real yield on short-maturity high-quality bonds has been negative as a result of Federal Reserve policies that have included long periods of zero Fed Funds rates and quantitative easing. When real yields are negative, rather than reach for yield in an attempt to earn CPI+100 bps, our preference is to focus on the positive 12-month absolute return objective. That focus is particularly valuable in protecting capital during periods of higher inflation. We believe prioritizing preservation of capital on an absolute basis in the near-term maximizes the multi-year long-term return potential in a rising interest rate environment, whether rates are rising due to escalating inflation or rising real yields.

To that end, on an absolute basis, the Fund has achieved positive annual returns for 36 consecutive calendar years, a period which covers multiple bouts of rising inflation. On a relative basis, the Fund has also outperformed

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

its peers and comparable indices during periods of "high" inflation on a rolling 12-month basis since 2010, when negative real yields first materialized during the Federal Reserve's new monetary policy regime:

Avg. 12-month Return

	Inflation Range	Inflation	FPNIX	Short-Term Bonds	1-3 yr Agg.
"Low" inflation	CPI <= 1.75%	1.18%	1.77%	2.12%	1.96%
"Moderate" inflation	1.75% < CPI <= 2.25%	2.00%	2.37%	2.33%	1.45%
"High" inflation	2.25% >= CPI	3.16%	2.55%	2.19%	1.23%

Based on 12-month rolling returns measured monthly from 6/30/2010 through 9/30/2021. Source: Bloomberg, Morningstar Direct. Comparison to the indices shown and the Morningstar US Short-Term Bond category is for illustrative purposes only. FPNIX does not include outperformance of any index or peer group in its investment objectives. An investor cannot invest directly in an index or Morningstar category. Past performance is no guarantee, nor is it indicative, of future results.

On a long-term basis, it has certainly been a challenge to perform better than CPI+100 bps over a five-year period, particularly in the last 10 years due to negative real yields. However, outperforming inflation has been a challenge for many fixed income investors as evidenced by the fact that for much of the latter part of the past decade, the Morningstar U.S. Fund Short-Term Bond category ("Category") has struggled to beat inflation (let alone earn in excess of inflation) on a rolling five-year basis. In comparison, the Fund has outperformed the Category for most of this time while also beating inflation most of the time.

5-year rolling returns

As of September 30, 2021. Source: Morningstar Direct.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Number of rolling 5-year periods since June 2010

	Yes	No	Total
FPNIX outperforms CPI?	57	19	76
FPNIX outperforms Morningstar Short-Term Bond Category?	60	16	76
FPNIX outperforms Bloomberg 1-3 Year Agg?	75	1	76
Morningstar Short-Term Bond Category outperforms CPI?	37	39	76
Bloomberg 1-3 Year Agg outperforms CPI?	13	63	76

Based on 5-year rolling returns measured monthly from 6/30/2010 through 9/30/2021. Source: Bloomberg, Morningstar Direct. Comparison to the indices shown and the Morningstar US Short-Term Bond category is for illustrative purposes only. FPNIX does not include outperformance of any index or peer group in its investment objectives. An investor cannot invest directly in an index or Morningstar category. Past performance is no guarantee, nor is it indicative, of future results.

In today's environment, we believe the Fund is well-positioned on an absolute basis and better positioned than alternatives on a relative basis for a period of rising yields, whether induced by inflation and/or tighter monetary policy. The portfolio's duration is short and offers more yield and more yield per unit of duration than alternative investment options.7

	Yield	Duration	Yield/Duration Ratio
FPA New Income	1.00%	1.3 yrs.	0.76
Bloomberg U.S. Aggregate Bond Index	1.56%	6.6 yrs.	0.24
Bloomberg U.S. 1-3 Year Aggregate Bond Index	0.39%	1.8 yrs.	0.21
Morningstar Short-term Bond Category	0.98%	2.53 yrs.	0.39

As of September 30, 2021.Source: Morningstar Direct.

The back-of-the-envelope math implied by the ratios in the table above suggests that the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. 1-3 Year Aggregate Bond Index could only withstand an approximate 20-25 bps increase in yield over the next 12 months before producing a negative 12-month return, whereas the same ratio for the Fund suggests that it could withstand a much more significant increase in yields before producing a negative 12-month return. In addition, we expect the Fund to benefit from having approximately a third of its portfolio comprised of floating-rate bonds. If short-term interest rates increase, these floating rate bonds may enhance the portfolio's return via higher coupon payments and less price sensitivity to changing yields.

7  Future events or results may vary significantly from those discussed herein and are subject to change at any time in response to changing circumstances and market developments. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

This is not our first time managing through a period of rising yields. The table below shows the Fund's strong performance in comparison to CPI, illustrative indices and peers from January 2016 to December 2018 (the most recent period of rising yields).8

Annualized Return 2016 through 2018
FPA New Income[9]	2.50%
Blomberg U.S. Aggregate Index	2.05%
Bloomberg U.S. 1-3 Year Aggregate Index	1.26%
Morningstar Short term Bond Fund Category	1.54%
Consumer Price Index	2.02%

Thus far this year, the Fund continues to protect investors from rising interest rates. On Feb. 5, 2021 the 2-year treasury yield reached 0.11%, the lowest yield ever. By the September 30, 2021, the 2-year Treasury yield had risen to 0.27%. During that time, the Fund returned 0.67% compared to 0.01% for the 1-3 Year Aggregate index and -0.69% for the broader Aggregate Bond Index.

There is always uncertainty in the market, and inflation is one of many sources of uncertainty. We have always managed the Fund in a manner that seeks to protect against uncertainty, particularly uncertainty that creates downside risk. Specifically, protecting against rising yields — whether via inflation or otherwise — has always been part of the strategy. The Fund's flexible mandate and focus on absolute return allows us to actively manage the Fund's exposure to interest rate risk (i.e., duration) such that it's positioned to be compensated when the downside scenario of rising yields occurs. To accomplish this, we shorten duration when yields are lower and lengthen duration when yields are higher. Importantly, these duration adjustments are made as yields change, not in anticipation of changing yields. In other words, we do not speculate on the direction and timing of changes in interest rates. This investment approach and philosophy has not changed in over 36 years and will not change going forward because our investors expect consistent performance, and consistent performance is driven by consistent execution.

As always, we are very appreciative of our clients' support and for entrusting us with a portion of their hard-earned capital.

Respectfully submitted,

Thomas H. Atteberry Portfolio Manager	Abhijeet Patwardhan Portfolio Manager

November 2021

8  Past performance is not indicative, nor is it a guarantee, of future results.

9  Performance calculation includes reinvestment of all distributions and is net of all fees and expenses. Fund returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, which would lower these figures

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Appendix: Attribution and activity for the fiscal year ending September 30, 2021

Portfolio Attribution

Largest contributors to performance:

•  Corporate holdings sector (corporate bonds, bank debt and equity)

•  Collateralized loan obligations (CLOs)

•  Asset-backed securities (ABS) backed by auto loans

Largest detractors from performance:

•  Treasuries were the only detractors from performance.

Portfolio Activity

	% Portfolio 9/30/2021	% Portfolio 9/30/2020
ABS	52.3	67.6
Mortgage Backed (CMO)	5.9	7.6
Stripped Mortgage-backed	0.5	1.9
Corporate	3.8	4.1
CMBS	8.7	8.3
Mortgage Pass-through	0.1	0.2
U.S. Treasury	28.3	4.6
U.S. Agency	0.0	1.0
Cash and equivalents	0.4	4.7
Total	100.0%	100.0%
Yield-to-worst[10]	1.00%	1.65%
Effective Duration (years)	1.32	1.30
Average Life (years)	1.63	1.78

Appendix: Boart Longyear

Boart Longyear (the "Company") is a manufacturer of drilling equipment and performance tooling, and a provider of contract drilling services to customers in the mining industry. We originally made an investment in the Company's 10% Senior Secured Notes ("SSN") in 2013. At the time, though the mining industry was in the midst of a downcycle following years of significant expansion, we believed there was value in being the primary vendor of a critical service to the world's largest mining companies. We believed that the SSN's senior position in the capital structure presented an investment with limited risk of permanent principal impairment based on our views of long-term intrinsic value of the business and structural protections in the SSN.

In the years since the original investment, the Company has been challenged by a longer-than-expected downturn in the mining industry and significant underinvestment in mineral exploration by mining companies. Recently, the financial strength of mining customers has recovered and mining activity has increased. However, despite the improved outlook, the Company's high level of indebtedness (including debt junior to our investments) has left the Company with limited financial resources to invest in the business or withstand external shocks like COVID-19. To address the challenging balance sheet, FPA and other large debtholders announced in May 2021

10  Please refer to Footnote 1 for important information regarding Yield-to-Worst and SEC Yield.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

an agreement to restructure the balance sheet and recapitalize the Company. This recapitalization was completed in September 2021.11

We had previously provided liquidity to the Company via secured asset-based loans. Per the terms of the recapitalization, these loans were repaid in full in cash. All other debt, including the SSN, was converted into equity. Consistent with our belief that the SSN created the business at a discount to its intrinsic value, the SSN converted into equity at 100% of par while junior debt (none of which we owned) converted at a significant discount to par. As a result, the SSN holders own the majority of the equity alongside other secured debtholders. The recapitalization significantly reduced the Company's debt, strengthened the balance sheet, lowered interest expense, and enhanced liquidity to further support the Company's improving operations. Upon completion of the restructuring, the Company had debt and leases equivalent to 1.8x last 12-month EBITDA versus a total enterprise value of 6.7x EBITDA. We believe the debt reduction put us in a position to better protect downside risk and increased the prospects of realizing our expected return on this investment.

In aggregate, FPA funds and managed accounts control approximately 16% of the Company's equity. As part of the restructuring agreement, the ad-hoc group negotiated for voting rights to nominate three board members to represent the equity interests of the group after the recapitalization. The Company's common shares remain publicly traded, and the value of this investment will be based on the market share price. As of September 30, 2021 this investment represented 0.7% of the portfolio. We intend to hold the shares until an exit strategy presents itself at market prices that reflect our views on fair value, while staying cognizant of maximizing returns on capital dedicated to this investment.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

Thomas Atteberry and Abhijeet Patwardhan have been portfolio managers for the Fund since November 2004 and November 2015, respectively, and manage the Fund in a manner that is substantially similar to the prior portfolio manager, Robert Rodriguez. Mr. Rodriguez ceased serving as the Fund's portfolio manager effective December 2009.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

11  Source: Boart Longyear (https://www.boartlongyear.com/wp-content/uploads/ASX-Announcement-Completion-of-Recapitalisation.pdf)

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio managers and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income instruments, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a fixed income instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the fixed income instrument may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities, carry additional risks in addition to interest rate risk and default risk. This includes, but is not limited to: (i) distributions from the underlying collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Index / Category Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

Bloomberg Barclays US Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays US Aggregate 1-3 Year Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg Barclays U.S. High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

CPI + 100 bps is the measure of the CPI plus an additional 100 basis points.

Morningstar Short-term Bond Category portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the Morningstar Core Bond Index. There were 606 funds in the category at 6/30/2021.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Other Definitions

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Corporate holdings include bank debt, corporate bonds and common stock.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality

A discount margin to maturity is the average expected return of a floating-rate security (typically a bond) that's earned in addition to the index underlying, or reference rate of, the security. The size of the discount margin depends on the price of the floating- or variable-rate security.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

GDP is Gross Domestic Product and it measures the monetary value of all finished goods and services (i.e., bought by the final user) made within a country during a specific period.

Margin of Safety is a principle of investing in which an investor purchases securities when they believe the market price is significantly below its estimated intrinsic value. In other words, when the market price of a security is, in an investor's view, significantly below their estimation of the intrinsic value, the difference is the margin of safety. Using the margin of safety principle may help to reduce downside risk. Note, determining a company's "true" worth or intrinsic value is highly subjective. There is no guarantee that the methods used to evaluate intrinsic value will be accurate or precise or that an investment made using this principle will be successful.

Nominal yield is the coupon rate on a bond.

Real yield is the nominal yield of a bond minus the rate of inflation

Reflation is a fiscal or monetary policy designed to expand output, stimulate spending, and curb the effects of deflation, which usually occurs after a period of economic uncertainty or a recession.

Repo (Repurchase Agreement) is a form of short-term borrowing for dealers in government securities.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA New Income, Inc. vs. Barclays U.S. Aggregate Index and Consumer Price Index + 100 Basis Points from October 1, 2011 to September 30, 2021

Past performance is not indicative of future performance. The Bloomberg Barclays U.S. Aggregate Bond Index a broad-based unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index. The index holds investment quality bonds. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on page 44.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA NEW INCOME, INC.

PORTFOLIO SUMMARY

September 30, 2021

Common Stocks		1.2%
Energy	0.4%
Industrials	0.7%
Retailing	0.1%
Bonds & Debentures		98.2%
Asset-Backed Securities	52.5%
U.S. Treasuries	28.3%
Commercial Mortgage-Backed Securities	8.9%
Residential Mortgage-Backed Securities	6.0%
Corporate Bank Debt	2.3%
Corporate Bonds & Notes	0.2%
Short-term Investments		2.3%
Other Assets And Liabilities, Net		(1.7)%
Net Assets		100.0%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

September 30, 2021

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.4%
PHI Group, Inc.(a)(b)	1,203,928	$16,854,992
PHI Group, Inc., Restricted(a)(b)	2,602,492	36,434,888
		$53,289,880
INDUSTRIALS — 0.7%
Boart Longyear Ltd.(a)(c)(d)	43,018,605	$82,726,771
RETAILING — 0.1%
Copper Earn Out Trust(b)(c)(d)	69,361	$728,290
Copper Property CTL Pass Through Trust(b)(c)(d)	520,208	10,209,082
		$10,937,372
TOTAL COMMON STOCKS — 1.2% (Cost $139,264,410)		$146,954,023
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.9%
AGENCY — 0.2%
Federal Home Loan Mortgage Corp. K042 A1 — 2.267% 6/25/2024	$9,753,132	$9,970,357
Federal Home Loan Mortgage Corp. K024 A2 — 2.573% 9/25/2022	5,758,105	5,852,238
Government National Mortgage Association 2019-39 A — 3.100% 5/16/2059	12,959,198	13,034,209
		$28,856,804
AGENCY STRIPPED — 0.6%
Government National Mortgage Association 2012-45 IO — 0.000% 4/16/2053(e)	$3,048,011	$2,937
Government National Mortgage Association 2012-25 IO — 0.071% 8/16/2052(e)	19,973,294	50,482
Government National Mortgage Association 2013-45 IO — 0.108% 12/16/2053(e)	27,019,862	169,552
Government National Mortgage Association 2012-125 IO — 0.206% 2/16/2053(e)	52,463,559	396,100
Government National Mortgage Association 2013-125 IO — 0.221% 10/16/2054(e)	11,897,114	168,603
Government National Mortgage Association 2014-157 IO — 0.283% 5/16/2055(e)	43,074,954	684,900
Government National Mortgage Association 2015-19 IO — 0.325% 1/16/2057(e)	32,300,435	749,351

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2015-41 IO — 0.337% 9/16/2056(e)	$9,671,232	$236,562
Government National Mortgage Association 2015-169 IO — 0.386% 7/16/2057(e)	66,828,674	1,729,640
Government National Mortgage Association 2012-79 IO — 0.400% 3/16/2053(e)	50,764,080	581,792
Government National Mortgage Association 2014-153 IO — 0.434% 4/16/2056(e)	59,381,152	1,728,021
Government National Mortgage Association 2014-110 IO — 0.464% 1/16/2057(e)	29,316,605	774,123
Government National Mortgage Association 2015-108 IO — 0.529% 10/16/2056(e)	6,904,722	224,617
Government National Mortgage Association 2012-150 IO — 0.540% 11/16/2052(e)	38,535,221	541,755
Government National Mortgage Association 2015-7 IO — 0.555% 1/16/2057(e)	23,829,497	734,256
Government National Mortgage Association 2014-175 IO — 0.556% 4/16/2056(e)	87,520,576	2,405,013
Government National Mortgage Association 2015-150 IO — 0.576% 9/16/2057(e)	14,622,720	537,495
Government National Mortgage Association 2014-77 IO — 0.600% 12/16/2047(e)	18,785,612	312,758
Government National Mortgage Association 2012-114 IO — 0.628% 1/16/2053(e)	25,612,536	332,922
Government National Mortgage Association 2014-138 IO — 0.645% 4/16/2056(e)	12,520,373	374,243
Government National Mortgage Association 2014-187 IO — 0.650% 5/16/2056(e)	89,135,027	2,772,545
Government National Mortgage Association 2016-125 IO — 0.818% 12/16/2057(e)	70,762,872	3,162,301
Government National Mortgage Association 2016-65 IO — 0.895% 1/16/2058(e)	72,008,268	3,291,289
Government National Mortgage Association 2016-106 IO — 0.917% 9/16/2058(e)	114,686,944	5,821,934
Government National Mortgage Association 2020-75, VRN — 0.973% 2/16/2062(e)	129,317,237	10,316,114
Government National Mortgage Association 2020-42 IO — 1.012% 3/16/2062(e)	144,789,298	11,630,751
Government National Mortgage Association 2020-71, VRN — 1.123% 1/16/2062(e)	77,545,565	6,474,628

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2020-43, VRN — 1.284% 11/16/2061(e)	$54,343,971	$4,704,927
		$60,909,611
NON-AGENCY — 8.1%
A10 Bridge Asset Financing LLC 2020-C A — 2.021% 8/15/2040(f)	$18,199,508	$18,294,045
ACRE Commercial Mortgage Ltd. 2021-FL4 A, 1M USD LIBOR + 0.830%, FRN — 0.917% 12/18/2037(e)(f)	18,444,438	18,379,680
ACRES Commercial Realty Ltd. 2021-FL1 A, 1M USD LIBOR + 1.200%, FRN — 1.284% 6/15/2036(e)(f)	59,792,000	59,773,393
Arbor Realty CLO Ltd. 2021-FL2 A, 1M USD LIBOR + 1.100%, FRN — 1.184% 5/15/2036(e)(f)	8,878,000	8,878,019
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL1 A, 1M USD LIBOR + 0.970%, FRN — 1.054% 12/15/2035(e)(f)	54,525,000	54,525,125
AREIT Trust 2019-CRE3 A, 1M USD LIBOR + 1.334%, FRN — 1.185% 9/14/2036(e)(f)	8,039,017	8,036,136
BDS 2021-FL8 A, 1M USD LIBOR + 0.920%, FRN — 1.005% 1/18/2036(e)(f)	22,873,000	22,858,876
BDS Ltd. 2019-FL4 A, 1M USD LIBOR + 1.100%, FRN — 1.184% 8/15/2036(e)(f)	31,613,879	31,612,213
BDS Ltd. 2019-FL4 AS, 1M USD LIBOR + 1.400%, FRN — 1.484% 8/15/2036(e)(f)	6,613,000	6,615,338
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(e)	2,000,237	2,000,169
BPCRE Ltd. 2021-FL1 A, 1M USD LIBOR + 0.850%, FRN — 0.934% 2/15/2037(e)(f)	47,214,219	47,184,809
BX Commercial Mortgage Trust 2021-VOLT E, 1M USD LIBOR + 2.000%, FRN — 2.100% 9/15/2036(e)(f)	28,900,000	28,936,194
BXMT Ltd. 2021-FL4 A, 1M USD LIBOR + 1.050%, FRN — 1.134% 5/15/2038(e)(f)	62,883,000	62,902,362
Citigroup Commercial Mortgage Trust 2017-C4 A2 — 3.190% 10/12/2050	15,661,551	15,987,331
COMM 2013-CCRE7 Mortgage Trust 2013-CR7 A4 — 3.213% 3/10/2046	11,610,442	11,980,199
COMM Mortgage Trust 2012-CR5 A3 — 2.540% 12/10/2045	11,090,000	11,236,044
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	9,449,590	9,630,205
CoreVest American Finance Trust 2018-1 A — 3.804% 6/15/2051(f)	17,574,517	17,962,053
Grand Avenue CRE Ltd. 2019-FL1 AS, 1M USD LIBOR + 1.050%, FRN — 1.584% 6/15/2037(e)(f)	20,615,000	20,608,529
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(f)	21,003,000	20,990,537

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
HERA Commercial Mortgage Ltd. 2021-FL1 A, 1M USD LIBOR + 1.500%, FRN — 1.137% 2/18/2038(e)(f)	$54,659,000	$54,671,397
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11 A4 — 2.694% 4/15/2046	2,731,285	2,789,394
JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 A3 — 2.829% 10/15/2045	159,716	161,896
JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC A — 3.093% 7/5/2032(f)	45,367,728	45,928,142
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	5,423,556	5,674,322
LoanCore Issuer Ltd. 2021-CRE4 A, 1M USD LIBOR + 0.800%, FRN — 0.965% 7/15/2035(e)(f)	22,374,267	22,367,278
LoanCore Issuer Ltd. 2019-CRE3 A, 1M USD LIBOR + 1.050%, FRN — 1.134% 4/15/2034(e)(f)	15,231,590	15,226,821
LoanCore Issuer Ltd. 2021-CRE5 A, 1M USD LIBOR + 1.300%, FRN — 1.384% 7/15/2036(e)(f)	8,879,000	8,878,997
MF1 Ltd. 2020-FL4 A, 1M USD LIBOR + 1.814%, FRN — 1.865% 11/15/2035(e)(f)	17,415,000	17,523,764
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 A4 — 2.858% 11/15/2045	4,334,751	4,390,371
Ready Capital Commercial Mortgage LLC 2021 FL5 A, 1M USD LIBOR + 1.000%, FRN — 1.086% 4/25/2038(e)(f)	25,495,000	25,487,012
Shelter Growth CRE Issuer Ltd. 2021-FL3 A, 1M USD LIBOR + 1.080%, FRN — 1.175% 9/15/2036(e)(f)	9,474,000	9,474,023
STWD Ltd. 2021-FL2 A, 1M USD LIBOR + 1.200%, FRN — 1.284% 4/18/2038(e)(f)	33,755,000	33,765,197
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A, 1M USD LIBOR + 1.130%, FRN — 1.214% 11/15/2037(e)(f)	28,408,399	28,408,297
TRTX Issuer Ltd. 2019-FL3 A, 1M USD LIBOR + 1.150%, FRN — 1.315% 10/15/2034(e)(f)	13,089,000	13,088,974
UBS-Barclays Commercial Mortgage Trust 2012-C4 A4 — 2.792% 12/10/2045	20,486,000	20,634,106
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 — 3.091% 8/10/2049	9,638,702	9,786,319
VCC Trust 2020-MC1 A, VRN — 4.500% 6/25/2045(e)(f)	5,448,421	5,442,440
VNDO E Mortgage Trust 2012-6AVE A — 2.996% 11/15/2030(f)	5,604,681	5,725,011
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(f)	13,266,000	13,524,898
Wells Fargo Commercial Mortgage Trust 2019-C51 A1 — 2.276% 6/15/2052	1,128,427	1,131,887

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Wells Fargo Commercial Mortgage Trust 2012-LC5 A3 — 2.918% 10/15/2045	$37,726,499	$38,182,741
WFRBS Commercial Mortgage Trust 2012-C9 A3 — 2.870% 11/15/2045	31,328,043	31,779,800
WFRBS Commercial Mortgage Trust 2012-C8 A3 — 3.001% 8/15/2045	68,612,000	69,011,411
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	7,529,836	7,685,492
		$969,131,247
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIE (Cost $1,083,855,712)		$1,058,897,662
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.0%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.3%
Federal Home Loan Mortgage Corp. 4170 QE — 2.000% 5/15/2032	$1,181,260	$1,204,392
Federal Home Loan Mortgage Corp. 3979 HD — 2.500% 12/15/2026	929,527	950,048
Federal Home Loan Mortgage Corp. 4304 DA — 2.500% 1/15/2027	348,506	354,467
Federal Home Loan Mortgage Corp. 4010 DE — 2.500% 2/15/2027	1,067,636	1,093,174
Federal Home Loan Mortgage Corp. 3914 MA — 3.000% 6/15/2026	783,306	806,762
Federal Home Loan Mortgage Corp. 4297 CA — 3.000% 12/15/2030	530,282	532,644
Federal Home Loan Mortgage Corp. 3862 MB — 3.500% 5/15/2026	7,004,107	7,297,577
Federal Home Loan Mortgage Corp. 3828 VE — 4.500% 1/15/2024	496,853	512,904
Federal Home Loan Mortgage Corp. 4395 NT — 4.500% 7/15/2026	3,119,972	3,264,376
Federal National Mortgage Association 2014-21 ED — 2.250% 4/25/2029	216,608	219,965
Federal National Mortgage Association 2013-135 KM — 2.500% 3/25/2028	517,185	524,816
Federal National Mortgage Association 4387 VA — 3.000% 2/15/2026	327,000	332,257
Federal National Mortgage Association 2017-30 G — 3.000% 7/25/2040	2,051,269	2,067,187
Federal National Mortgage Association 2013-93 PJ — 3.000% 7/25/2042	1,017,722	1,055,040
Federal National Mortgage Association 2018-16 HA — 3.000% 7/25/2043	3,187,119	3,204,439
Federal National Mortgage Association 2011-80 KB — 3.500% 8/25/2026	5,204,801	5,404,076
Federal National Mortgage Association 2012-144 PD — 3.500% 4/25/2042	2,056,543	2,167,496
Federal National Mortgage Association 2017-45 KD — 3.500% 2/25/2044	382,271	382,338
Federal National Mortgage Association 2010-43 MK — 5.500% 5/25/2040	766,268	840,368
		$32,214,326
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963, 12M USD LIBOR + 1.836%, FRN — 2.211% 3/1/2036(e)	$363,618	$384,443

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AGENCY POOL FIXED RATE — 0.1%
Federal Home Loan Mortgage Corp. G15169 — 4.500% 9/1/2026	$621,562	$655,646
Federal Home Loan Mortgage Corp. G15272 — 4.500% 9/1/2026	185,701	192,984
Federal Home Loan Mortgage Corp. G15875 — 4.500% 9/1/2026	811,966	849,280
Federal Home Loan Mortgage Corp. G15036 — 5.000% 6/1/2024	37,786	39,026
Federal Home Loan Mortgage Corp. G13667 — 5.000% 8/1/2024	4,992	5,050
Federal Home Loan Mortgage Corp. G15173 — 5.000% 6/1/2026	89,098	91,501
Federal Home Loan Mortgage Corp. G15407 — 5.000% 6/1/2026	491,669	507,797
Federal Home Loan Mortgage Corp. G15230 — 5.500% 12/1/2024	224,629	231,525
Federal Home Loan Mortgage Corp. G15458 — 5.500% 12/1/2024	52,189	53,531
Federal Home Loan Mortgage Corp. G14460 — 6.000% 1/1/2024	10,199	10,488
Federal National Mortgage Association FM1102 — 4.000% 3/1/2031	4,335,117	4,588,357
Federal National Mortgage Association AL4056 — 5.000% 6/1/2026	193,542	198,463
Federal National Mortgage Association AL5867 — 5.500% 8/1/2023	12,221	12,490
Federal National Mortgage Association AL0471 — 5.500% 7/1/2025	19,783	20,643
Federal National Mortgage Association AL4433 — 5.500% 9/1/2025	49,144	50,481
Federal National Mortgage Association AL4901 — 5.500% 9/1/2025	45,502	46,662
Federal National Mortgage Association AD0951 — 6.000% 12/1/2021	50	50
Federal National Mortgage Association AL0294 — 6.000% 10/1/2022	2,714	2,753
Federal National Mortgage Association 890225 — 6.000% 5/1/2023	36,364	37,246
Government National Mortgage Association 782281 — 6.000% 3/15/2023	108,261	110,853
		$7,704,826
AGENCY STRIPPED — 0.0%
Federal Home Loan Mortgage Corp. 217 PO — 0.000% 1/1/2032(g)	$102,994	$93,379
Federal Home Loan Mortgage Corp. 3763 NI — 3.500% 5/15/2025	9,492	3
Federal Home Loan Mortgage Corp. 3917 AI — 4.500% 7/15/2026	2,177,990	62,721
Federal Home Loan Mortgage Corp. 217 IO — 6.500% 1/1/2032	99,172	20,422
Federal National Mortgage Association 2010-25 NI — 5.000% 3/25/2025	268	7
Federal National Mortgage Association 2003-64 XI — 5.000% 7/25/2033	281,640	48,130
		$224,662
NON-AGENCY — 0.4%
Finance of America HECM Buyout 2021-HB1 A, VRN — 0.875% 2/25/2031(e)(f)	$47,562,633	$47,562,147
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 5.2%
Bravo Residential Funding Trust 2019-1 A1C — 3.500% 3/25/2058(f)	$11,169,671	$11,285,552
Cascade Funding Mortgage Trust 2021-HB6 A, VRN — 0.898% 6/25/2036(e)(f)	21,563,119	21,566,936

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CFMT LLC 2021-HB5 A, VRN — 0.801% 2/25/2031(e)(f)	$46,254,104	$46,268,859
CFMT LLC 2020-HB4 A, VRN — 0.946% 12/26/2030(e)(f)	14,105,515	14,131,006
CIM Trust 2017-7 A, VRN — 3.000% 4/25/2057(e)(f)	8,489,404	8,552,091
CIM Trust 2018-R3 A1, VRN — 5.000% 12/25/2057(e)(f)	27,529,591	28,751,800
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.000% 1/25/2035(e)(f)	3,536,092	3,542,740
Finance of America HECM Buyout 2020-HB2 A, VRN — 1.710% 7/25/2030(e)(f)	46,477,534	46,666,196
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.500% 5/25/2058(e)(f)	16,761,912	17,123,265
Nationstar HECM Loan Trust 2020-1A A1, VRN — 1.269% 9/25/2030(e)(f)	27,677,312	27,752,774
Nationstar HECM Loan Trust 2020-1A M1, VRN — 1.472% 9/25/2030(e)(f)	9,981,000	9,983,938
Nationstar HECM Loan Trust 2020-1A M2, VRN — 1.972% 9/25/2030(e)(f)	8,928,000	8,933,485
Nomura Resecuritization Trust 2016-1R 3A1 — 5.000% 9/28/2036(e)(f)	1,331,491	1,344,746
Pretium Mortgage Credit Partners I LLC 2021-NPL2 A1 — 1.992% 6/27/2060(f)(h)	35,746,701	35,681,738
PRPM 2020-3 LLC — 2.857% 9/25/2025(f)(h)	23,824,654	23,995,903
PRPM LLC 2021-2 A1 — 2.115% 3/25/2026(e)(f)	27,047,092	27,100,537
PRPM LLC 2020-5 A1 — 3.104% 11/25/2025(f)(h)	28,231,283	28,403,056
RCO VII Mortgage LLC 2021-2 A1 — 2.116% 9/25/2026(d)(f)(h)	35,620,000	35,620,000
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.000% 1/25/2058(e)(f)	15,258,893	15,675,287
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.250% 3/25/2058(e)(f)	39,542,258	40,868,209
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.250% 7/25/2058(e)(f)	23,876,401	24,542,904
Towd Point Mortgage Trust 2018-6 A1A, VRN — 3.750% 3/25/2058(e)(f)	23,920,800	24,505,412
VCAT LLC 2021 NPL2 A1 — 2.115% 3/27/2051	29,429,970	29,429,358
VCAT LLC 2021-NPL1 A1 — 2.289% 12/26/2050(f)(h)	7,691,936	7,709,486
VOLT C LLC 2021-NPL9 A1 — 1.992% 5/25/2051(f)(h)	26,692,524	26,604,068
VOLT XCIV LLC 2021-NPL3 A1 — 2.240% 2/27/2051(f)(h)	28,681,808	28,685,692
VOLT XCV LLC 2021-NPL4 A1 — 2.240% 3/27/2051(f)(h)	34,103,236	34,119,991
		$628,845,029
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $710,691,593)		$716,935,433

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 52.5%
AUTO — 17.4%
American Credit Acceptance Receivables Trust 2021-1 B — 0.610% 3/13/2025(f)	$8,676,000	$8,676,916
American Credit Acceptance Receivables Trust 2021-3 B — 0.660% 2/13/2026(f)	18,717,000	18,745,757
American Credit Acceptance Receivables Trust 2021-2 B — 0.680% 5/13/2025(f)	10,678,000	10,673,542
American Credit Acceptance Receivables Trust 2020-4 B — 0.850% 12/13/2024(f)	23,061,000	23,106,280
American Credit Acceptance Receivables Trust 2021-2 C — 0.970% 7/13/2027(f)	55,165,000	55,311,612
American Credit Acceptance Receivables Trust 2021-3 C — 0.980% 11/15/2027(f)	40,171,000	40,127,800
American Credit Acceptance Receivables Trust 2020-4 C — 1.310% 12/14/2026(f)	39,811,000	40,120,248
ARI Fleet Lease Trust 2021-A A2 — 0.370% 3/15/2030(f)	25,430,000	25,424,947
BMW Vehicle Lease Trust 2021-2 A3 — 0.330% 12/26/2024	41,858,000	41,802,856
CarMax Auto Owner Trust 2019-1 A4 — 3.260% 8/15/2024	24,353,000	25,120,222
CarMax Auto Owner Trust 2019-1 B — 3.450% 11/15/2024	13,090,000	13,586,618
Chesapeake Funding II LLC — 0.870% 8/16/2032(f)	14,116,302	14,182,721
Drive Auto Receivables Trust 2021-2 A3 — 0.350% 3/17/2025	54,895,000	54,908,153
Drive Auto Receivables Trust 2021-2 B — 0.580% 12/15/2025	58,876,000	58,895,924
Drive Auto Receivables Trust 2021-1 B — 0.650% 7/15/2025	19,853,000	19,906,579
Drive Auto Receivables Trust 2021-2 C — 0.870% 10/15/2027	51,629,000	51,634,184
DT Auto Owner Trust 2021-3A B — 0.580% 11/17/2025(f)	20,559,000	20,516,984
DT Auto Owner Trust 2021-1A B — 0.620% 9/15/2025(f)	5,471,000	5,466,984
DT Auto Owner Trust 2021-2A B — 0.810% 1/15/2027(f)	10,619,000	10,647,999
DT Auto Owner Trust 2021-1A C — 0.840% 10/15/2026(f)	3,462,000	3,463,667
DT Auto Owner Trust 2021-3A C — 0.870% 5/17/2027(f)	18,106,000	18,040,185
DT Auto Owner Trust 2020-3A B — 0.910% 12/16/2024(f)	11,570,000	11,605,559
DT Auto Owner Trust 2020-3A C — 1.470% 6/15/2026(f)	6,384,000	6,444,372
DT Auto Owner Trust 2020-2A B — 2.080% 3/16/2026(f)	3,939,000	3,982,351
DT Auto Owner Trust 2020 2A C — 3.280% 3/16/2026(f)	3,250,000	3,386,137
Enterprise Fleet Financing LLC 2021-2 A2 — 0.480% 5/20/2027(f)	79,433,000	79,314,677
Enterprise Fleet Financing LLC 2020-2 A2 — 0.610% 7/20/2026(f)	27,272,146	27,351,674
Exeter Automobile Receivables Trust 2021-2A A3 — 0.300% 10/15/2024	14,450,000	14,453,436
Exeter Automobile Receivables Trust 2021-3A A3 — 0.350% 2/18/2025	55,613,000	55,566,001
Exeter Automobile Receivables Trust 2021-1A B — 0.500% 2/18/2025	29,879,000	29,898,893
Exeter Automobile Receivables Trust 2021-2A B — 0.570% 9/15/2025	25,949,000	25,971,672

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Exeter Automobile Receivables Trust 2021-3A B — 0.690% 1/15/2026	$74,386,000	$74,385,985
Exeter Automobile Receivables Trust 2020-3A C — 1.320% 7/15/2025	5,903,000	5,943,459
First Investors Auto Owner Trust 2021-2A A — 0.480% 3/15/2027(f)	135,924,302	135,773,154
Flagship Credit Auto Trust 2021-2 A — 0.370% 12/15/2026(f)	57,531,870	57,499,882
Flagship Credit Auto Trust 2019-4 B — 2.530% 11/17/2025(f)	4,640,000	4,735,694
Ford Credit Auto Lease Trust 2021-B A3 — 0.370% 10/15/2024	89,517,000	89,405,569
Ford Credit Auto Lease Trust 2021-B A4 — 0.400% 12/15/2024	55,829,000	55,737,647
Ford Credit Auto Lease Trust 2021-B B — 0.660% 1/15/2025	22,156,000	22,113,693
Ford Credit Auto Lease Trust 2021-B C — 0.900% 5/15/2026	21,928,000	21,965,078
Ford Credit Auto Lease Trust 2020-B C — 1.700% 2/15/2025	12,523,000	12,703,818
Ford Credit Auto Owner Trust 2020-B B — 1.190% 1/15/2026	400,000	404,301
GM Financial Automobile Leasing Trust 2021 1 A3 — 0.260% 2/20/2024	1,057,000	1,056,827
GM Financial Leasing Trust 2021-2 A3 — 0.340% 5/20/2024	67,411,000	67,414,620
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.540% 3/21/2025	21,573,000	22,057,907
Hyundai Auto Lease Securitization Trust 2021-A A3 — 0.330% 1/16/2024(f)	1,550,000	1,551,818
Hyundai Auto Lease Securitization Trust 2021-C A3 — 0.380% 9/16/2024(f)	80,238,000	80,129,751
Hyundai Auto Lease Securitization Trust 2020-A B — 2.120% 5/15/2024(f)	7,377,000	7,474,877
Mercedes-Benz Auto Lease Trust 2021-A A3 — 0.250% 1/16/2024	35,748,000	35,759,783
Prestige Auto Receivables Trust 2020-1A B — 0.770% 10/15/2024(f)	14,300,000	14,335,650
Santander Consumer Auto Receivables Trust 2021-AA A3 — 0.330% 10/15/2025(f)	1,395,000	1,395,025
Santander Drive Auto Receivables Trust 2021-3 A3 — 0.330% 3/17/2025	57,020,000	57,070,868
Santander Drive Auto Receivables Trust 2021-2 A3 — 0.340% 2/18/2025	24,865,000	24,879,944
Santander Drive Auto Receivables Trust 2021-2 B — 0.590% 9/15/2025	30,382,000	30,394,432
Santander Drive Auto Receivables Trust 2021-3 B — 0.600% 12/15/2025	66,485,000	66,547,057
Santander Drive Auto Receivables Trust 2020-3 C — 1.120% 1/15/2026	11,131,000	11,200,600
Santander Retail Auto Lease Trust 2021-C A3 — 0.500% 3/20/2025(f)	52,215,000	52,217,736
Tesla Auto Lease Trust 2021-B A2 — 0.360% 9/22/2025(f)	38,207,000	38,173,198
Westlake Automobile Receivables Trust 2021-2A B — 0.620% 7/15/2026(f)	29,174,000	29,069,236
Westlake Automobile Receivables Trust 2021-1A B — 0.640% 3/16/2026(f)	51,708,000	51,799,016
Westlake Automobile Receivables Trust 2020-3A B — 0.780% 11/17/2025(f)	30,000,000	30,126,216
Westlake Automobile Receivables Trust 2021-2A C — 0.890% 7/15/2026(f)	50,584,000	50,696,772

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Westlake Automobile Receivables Trust 2021-1A C — 0.950% 3/16/2026(f)	$6,817,000	$6,843,355
Westlake Automobile Receivables Trust 2020-3A C — 1.240% 11/17/2025(f)	16,438,000	16,577,337
Westlake Automobile Receivables Trust 2020-2A B — 1.320% 7/15/2025(f)	18,273,000	18,410,769
Westlake Automobile Receivables Trust 2020-2A C — 2.010% 7/15/2025(f)	1,800,000	1,833,563
World Omni Auto Receivables Trust 2019-A B — 3.340% 6/16/2025	10,560,000	10,902,508
World Omni Select Auto Trust 2021-A A3 — 0.530% 3/15/2027	52,776,000	52,683,647
		$2,079,605,742
COLLATERALIZED LOAN OBLIGATION — 17.8%
ABPCI Direct Lending Fund CLO X LP 2020-10A A1A, 3M USD LIBOR + 1.950%, FRN — 2.084% 1/20/2032(e)(f)	$19,397,000	$19,420,490
ABPCI Direct Lending Fund IX LLC 2020-9A A1, 3M USD LIBOR + 1.950%, FRN — 2.084% 11/18/2031(e)(f)	26,475,000	26,523,290
Adams Mill CLO Ltd. 2014-1A B2R — 3.350% 7/15/2026(f)	8,136,000	8,142,663
AGL Core CLO 8 Ltd. 2020-8A A1, 3M USD LIBOR + 1.500%, FRN — 1.634% 10/20/2031(e)(f)	73,646,000	73,665,001
AIMCO CLO 2015-AA AR, 3M USD LIBOR + 0.850%, FRN — 0.976% 1/15/2028(e)(f)	20,878,525	20,878,525
AMMC CLO 16 Ltd. 2015-16A AR2, 3M USD LIBOR + 0.980%, FRN — 1.113% 4/14/2029(e)(f)	90,740,789	90,741,696
Anchorage Capital CLO 16 Ltd. 2020-16A A, 3M USD LIBOR + 1.400%, FRN — 1.534% 10/20/2031(e)(f)	53,792,000	53,801,145
Avery Point VI CLO Ltd. 2015-6A AR2, 3M USD LIBOR + 0.900%, FRN — 1.021% 8/5/2027(e)(f)	25,308,525	25,308,727
Avery Point VII CLO Ltd. 2015-7A AR2, 3M USD LIBOR + 0.960%, FRN — 1.086% 1/15/2028(e)(f)	89,875,292	89,875,921
Barings CLO Ltd. 2018-III 2018-3A A1, 3M USD LIBOR + 0.950%, FRN — 1.084% 7/20/2029(e)(f)	29,662,000	29,657,521
Battalion CLO 18 Ltd. 2020-18A A1, 3M USD LIBOR + 1.800%, FRN — 1.926% 10/15/2032(e)(f)	33,271,000	33,284,242
Blackrock DLF VIII-L CLO Trust 2021-1A A, 3M USD LIBOR + 1.350%, FRN — 1.423% 4/17/2032(e)(f)	63,351,000	63,350,747
Cerberus Loan Funding XXI LP 2017-4A A, 3M USD LIBOR + 1.450%, FRN — 1.576% 10/15/2027(e)(f)	1,403,635	1,403,743
Cerberus Loan Funding XXIX LP 2020-2A A, 3M USD LIBOR + 1.900%, FRN — 2.026% 10/15/2032(e)(f)	82,252,000	82,386,893

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Cerberus Loan Funding XXV LP, 3M USD LIBOR + 1.530%, FRN — 1.656% 10/15/2030(e)(f)	$13,879,000	$13,880,582
Cerberus Loan Funding XXVI LP 2019-1A AR, 3M USD LIBOR + 1.500%, FRN — 1.626% 4/15/2031(e)(f)	10,764,000	10,770,964
Cerberus Loan Funding XXVIII LP 2020-1A A, 3M USD LIBOR + 1.850%, FRN — 1.976% 10/15/2031(e)(f)	70,979,000	70,994,757
Cerberus Loan Funding XXXI LP 2021-1A A, 3M USD LIBOR + 1.500%, FRN — 1.626% 4/15/2032(e)(f)	45,931,000	45,954,976
Diamond CLO LLC 2019-1A A1R, 3M USD LIBOR + 1.200%, FRN — 1.325% 4/25/2029(e)(f)	4,908,386	4,908,440
Ellington CLO IV Ltd. 2019-4A AR, 3M USD LIBOR + 1.580%, FRN — 1.706% 4/15/2029(e)(f)	45,337,000	45,344,526
Fortress Credit Opportunities VII CLO Ltd. 2016-7I E, 3M USD LIBOR + 7.490%, FRN — 7.606% 12/15/2028(e)	20,977,000	20,485,719
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, 3M USD LIBOR + 1.550%, FRN — 1.675% 11/15/2029(e)(f)	64,117,000	64,117,000
Fortress Credit Opportunities IX CLO Ltd. 2017-9A AFR2 — 2.530% 11/15/2029(f)	8,159,000	8,159,000
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, 3M USD LIBOR + 7.250%, FRN — 7.375% 11/15/2029(e)(f)	12,772,000	12,772,000
Galaxy XXIII CLO Ltd. 2017-23A AR, 3M USD LIBOR + 0.870%, FRN — 0.995% 4/24/2029(e)(f)	41,606,195	41,606,111
Golub Capital Partners TALF LLC 2020-2A A, 3M USD LIBOR + 1.850%, FRN — 1.971% 2/5/2030(e)(f)	28,449,698	28,540,567
Halcyon Loan Advisors Funding Ltd. 2015-3A A1R, 3M USD LIBOR + 0.900%, FRN — 1.034% 10/18/2027(e)(f)	8,482,316	8,479,567
Halcyon Loan Advisors Funding Ltd. 2015-1A AR, 3M USD LIBOR + 0.920%, FRN — 1.054% 4/20/2027(e)(f)	1,665,989	1,666,033
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, 3M USD LIBOR + 1.530%, FRN — 1.664% 10/20/2029(e)(f)	7,430,000	7,430,097
Madison Park Funding X Ltd. 2012-10A AR3, 3M USD LIBOR + 1.010%, FRN — 1.144% 1/20/2029(e)(f)	96,473,200	96,483,233
Madison Park Funding XI Ltd. 2013-11A AR2, 3M USD LIBOR + 0.900%, FRN — 1.038% 7/23/2029(e)(f)	96,000,000	96,005,856
Madison Park Funding XXIII Ltd. 2017-23A AR, 3M USD LIBOR + 0.970%, FRN — 1.099% 7/27/2031(e)(f)	81,487,000	81,505,661
Madison Park Funding XXV Ltd. 2017-25A A1R, 3M USD LIBOR + 0.970%, FRN — 1.095% 4/25/2029(e)(f)	74,465,000	74,470,511
Magnetite XVI Ltd. 2015-16A AR, 3M USD LIBOR + 0.800%, FRN — 0.934% 1/18/2028(e)(f)	10,185,763	10,181,179

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Nassau Ltd. 2017-IA A1AS, 3M USD LIBOR + 1.150%, FRN — 1.276% 10/15/2029(e)(f)	$24,398,000	$24,350,326
Ocean Trails CLO IX 2020-9A A1, 3M USD LIBOR + 1.870%, FRN — 1.996% 10/15/2029(e)(f)	4,750,000	4,750,000
Ocean Trails CLO X 2020-10A A1, 3M USD LIBOR + 1.550%, FRN — 1.676% 10/15/2031(e)(f)	54,186,000	54,191,039
Octagon Investment Partners 35 Ltd. 2018-1A A1A, 3M USD LIBOR + 1.060%, FRN — 1.194% 1/20/2031(e)(f)	44,563,000	44,550,701
OFSI BSL VIII Ltd. 2017-1A AR, 3M USD LIBOR + 1.000%, FRN — 1.126% 8/16/2029(e)(f)	82,243,000	82,245,303
Owl Rock CLO VI Ltd. 2021-6A A, 3M USD LIBOR + 1.450%, FRN — 1.572% 6/21/2032(e)(f)	66,692,000	66,726,213
Parliament Funding II Ltd. 2020-1A A, 3M USD LIBOR + 2.450%, FRN — 2.584% 8/12/2030(e)(f)	35,532,000	35,550,548
Saranac CLO III Ltd. 2014-3A ALR, 3M USD LIBOR + 1.600%, FRN — 1.725% 6/22/2030(e)(f)	25,900,433	25,912,295
Telos CLO Ltd. 2014-5A A1R, 3M USD LIBOR + 0.950%, FRN — 1.084% 4/17/2028(e)(f)	9,260,679	9,260,799
Telos CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.300%, FRN — 1.434% 7/17/2026(e)(f)	706,379	706,477
Telos CLO Ltd. 2013-3A BR, 3M USD LIBOR + 2.000%, FRN — 2.134% 7/17/2026(e)(f)	20,894,000	20,894,731
THL Credit Wind River CLO Ltd. 2016-1A AR, 3M USD LIBOR + 1.050%, FRN — 1.176% 7/15/2028(e)(f)	14,376,081	14,376,843
TICP CLO III-2 Ltd. 2018-3R A, 3M USD LIBOR + 0.840%, FRN — 0.974% 4/20/2028(e)(f)	5,007,866	5,008,166
VCP CLO II Ltd. 2021-2A A1, 3M USD LIBOR + 1.670%, FRN — 1.796% 4/15/2031(e)(f)	101,155,000	101,037,155
Venture XX CLO Ltd. 2015-20A AR, 3M USD LIBOR + 0.820%, FRN — 0.946% 4/15/2027(e)(f)	6,650,183	6,650,449
Venture XXV CLO Ltd. 2016-25A ARR, 3M USD LIBOR + 1.020%, FRN — 1.154% 4/20/2029(e)(f)	29,647,384	29,613,972
Wellfleet CLO Ltd. 2016-1A AR, 3M USD LIBOR + 0.910%, FRN — 1.044% 4/20/2028(e)(f)	17,613,144	17,613,408
Whitebox CLO II Ltd. 2020-2A A1, 3M USD LIBOR + 1.750%, FRN — 1.875% 10/24/2031(e)(f)	61,457,000	61,487,483
Woodmont Trust 2019-6A A1R, 3M USD LIBOR + 1.480%, FRN — 1.606% 7/15/2031(e)(f)	62,588,000	62,602,708
Woodmont Trust, 3M USD LIBOR + 2.000%, FRN — 2.134% 10/18/2032(e)(f)	82,754,000	82,914,874

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Zais CLO 7 Ltd. 2017-2A A, 3M USD LIBOR + 1.290%, FRN — 1.416% 4/15/2030(e)(f)	$15,314,220	$15,293,561
		$2,127,934,434
EQUIPMENT — 4.6%
Avis Budget Rental Car Funding AESOP LLC 2017-2A A — 2.970% 3/20/2024(f)	$8,580,000	$8,857,312
CCG Receivables Trust 2020-1 A2 — 0.540% 12/14/2027(f)	27,010,014	27,043,985
Coinstar Funding LLC 2017-1A A2 — 5.216% 4/25/2047(f)	12,280,895	12,223,804
Dell Equipment Finance Trust 2020-2 D — 1.920% 3/23/2026(f)	5,444,000	5,542,346
Dell Equipment Finance Trust 2019-2 B — 2.060% 10/22/2024(f)	21,992,000	22,223,008
Donlen Fleet Lease Funding 2 LLC 2021-2 A2 — 0.560% 12/11/2034(f)	63,844,000	63,920,262
Encina Equipment Finance LLC 2021-1A A2 — 0.740% 12/15/2026(f)	23,299,000	23,270,438
GreatAmerica Leasing Receivables Funding LLC 2020-1 A3 — 1.760% 8/15/2023(f)	19,348,000	19,551,882
GreatAmerica Leasing Receivables Funding LLC 2019-1 A4 — 3.210% 2/18/2025(f)	10,720,000	10,990,238
HPEFS Equipment Trust 2020-2A B — 1.200% 7/22/2030(f)	11,900,000	11,989,609
HPEFS Equipment Trust 2020-1A B — 1.890% 2/20/2030(f)	14,442,000	14,594,951
Kubota Credit Owner Trust 2021-1A A2 — 0.310% 4/15/2024(f)	41,697,000	41,701,299
Kubota Credit Owner Trust 2020-1A A3 — 1.960% 3/15/2024(f)	2,360,000	2,397,562
MMAF Equipment Finance LLC 2021-A A2 — 0.300% 4/15/2024(f)	36,173,000	36,171,152
Navistar Financial Dealer Note Master Trust 2020-1 A, 1M USD LIBOR + 0.950%, FRN — 1.036% 7/25/2025(e)(f)	62,562,000	62,839,156
NextGear Floorplan Master Owner Trust 2020-1A A2 — 1.550% 2/15/2025(f)	8,748,000	8,883,826
NextGear Floorplan Master Owner Trust 2019-2A A2 — 2.070% 10/15/2024(f)	47,353,000	48,194,842
Prop Series 2017-1A — 5.300% 3/15/2042(d)	19,386,708	18,223,505
Verizon Owner Trust 2019 A B — 3.020% 9/20/2023	18,870,000	19,221,201
Verizon Owner Trust 2019-C B — 2.060% 4/22/2024	42,152,000	43,078,526
Verizon Owner Trust 2019-B B — 2.400% 12/20/2023	42,076,000	42,819,491
Volvo Financial Equipment LLC 2020-1A A3 — 0.510% 10/15/2024(f)	2,370,000	2,374,601
		$546,112,996
OTHER — 12.7%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(f)	$37,774,000	$37,837,611
Blackrock Mount Adams CLO IX LP 2021-9A A1, 3M USD LIBOR + 1.370%, FRN — 1.506% 9/22/2031(e)(f)	31,531,000	31,532,293
Cerberus Onshore CLO LLC 2021-4A A, 3M USD LIBOR + 1.500%, FRN — 1.624% 8/13/2033(e)(f)	59,942,000	59,946,735

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Conn's Receivables Funding LLC 2020-A B — 4.270% 6/16/2025(f)	$9,661,141	$9,707,033
Dell Equipment Finance Trust 2021-2 A3 — 0.530% 12/22/2026(f)	50,627,000	50,530,657
Dell Equipment Finance Trust 2021-2 C — 0.940% 12/22/2026(f)	11,180,000	11,165,589
Elm Trust 2020-4A A2 — 2.286% 10/20/2029(f)	9,925,000	9,885,255
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(f)	11,435,000	11,455,026
FCI Funding LLC 2021-1A A — 1.130% 4/15/2033(f)	14,643,779	14,652,725
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1TR, 3M USD LIBOR + 1.550%, FRN — 1.000% 10/15/2033(e)(f)	118,776,000	118,776,000
Golub Capital Partners ABS Funding Ltd. 2021-1A A2 — 2.773% 4/20/2029(f)	56,366,000	56,629,793
Golub Capital Partners ABS Funding Ltd. 2020-1A A2 — 3.208% 1/22/2029(f)	44,967,000	45,147,722
Gracie Point International Funding 2021-1A A, 1M USD LIBOR + 0.750%, FRN — 0.836% 11/1/2023(e)(f)	23,488,921	23,488,921
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(f)	12,553,776	12,612,651
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(f)	33,097,413	33,376,765
KREF Ltd. 2021-FL2 A, 1M USD LIBOR + 1.070%, FRN — 1.154% 2/15/2039(e)(f)	19,179,000	19,181,267
Kubota Credit Owner Trust 2021-2A A2 — 0.260% 6/17/2024(f)	86,487,000	86,422,680
LCCM Trust 2021-FL2 A, 1M USD LIBOR + 1.200%, FRN — 1.284% 12/13/2038(e)(f)	9,154,000	9,151,132
LCM XX LP 20A AR, 3M USD LIBOR + 1.040%, FRN — 1.174% 10/20/2027(e)(f)	4,507,573	4,508,267
Monroe Capital ABS Funding Ltd. 2021-1A A2 — 2.815% 4/22/2031(f)	43,962,000	43,791,515
Neuberger Berman CLO XV — 1.046% 10/15/2029(e)(f)	67,786,000	67,793,592
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2020-APT1 AT1 — 1.035% 12/16/2052(f)	21,590,000	21,576,029
New Residential Mortgage LLC 2018-FNT2 A — 3.790% 7/25/2054(f)	12,187,754	12,199,701
NRZ Advance Receivables Trust 2015-ON1 2020-T3 AT3 — 1.317% 10/15/2052(f)	15,151,200	15,189,380
NRZ Excess Spread-Collateralized Notes 2018-FNT1 A — 3.610% 5/25/2023(f)	8,623,372	8,630,921
Oasis Securitization Funding LLC 2021-1A A — 2.579% 2/15/2033(f)	7,630,003	7,647,927
OCP CLO Ltd. 2017-13A A1AR, 3M USD LIBOR + 0.960%, FRN — 1.076% 7/15/2030(e)(f)	72,247,000	72,246,928
Octagon Investment Partners XV Ltd. 2013-1A A1RR, 3M USD LIBOR + 0.970%, FRN — 1.099% 7/19/2030(e)(f)	108,749,000	108,773,034
Ocwen Master Advance Receivables Trust 2020-T1 AT1 — 1.278% 8/15/2052(f)	83,817,000	83,821,819

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Oportun Funding XIV LLC 2021-A A — 1.210% 3/8/2028(f)	$10,137,000	$10,169,870
Owl Rock Technology Financing LLC 2020-1A A, 3M USD LIBOR + 2.950%, FRN — 3.076% 1/15/2031(e)(f)	85,004,000	85,038,767
Palmer Square Loan Funding Ltd. 2018-4A A1, 3M USD LIBOR + 0.900%, FRN — 1.025% 11/15/2026(e)(f)	1,264,128	1,264,464
Palmer Square Loan Funding Ltd. 2021-1A A1, 3M USD LIBOR + 0.900%, FRN — 1.034% 4/20/2029(e)(f)	63,894,196	63,919,114
Parliament CLO II Ltd. 2021-2A A, 3M USD LIBOR + 1.350%, FRN — 1.475% 8/20/2032(e)(f)	40,733,000	40,737,684
PFS Financing Corp. 2020-F A — 0.930% 8/15/2024(f)	39,085,000	39,290,380
PFS Financing Corp. 2020-G A — 0.970% 2/15/2026(f)	17,408,000	17,498,424
PFS Financing Corp. 2020-E A — 1.000% 10/15/2025(f)	5,871,000	5,915,583
PFS Financing Corp. 2020-A A — 1.270% 6/15/2025(f)	32,977,000	33,364,747
PFS Financing Corp. 2020-F B — 1.420% 8/15/2024(f)	4,352,000	4,368,088
PFS Financing Corp. 2020-B B — 1.710% 6/15/2024(f)	5,831,000	5,864,882
PFS Financing Corp. 2019-C A — 2.230% 10/15/2024(f)	10,907,000	11,090,548
PFS Financing Corp. 2019-A B — 3.130% 4/15/2024(f)	4,897,000	4,944,195
SMB Private Education Loan Trust 2021-A A1, 1M USD LIBOR + 0.500%, FRN — 0.584% 1/15/2053(e)(f)	5,750,909	5,757,919
SpringCastle America Funding LLC 2020-AA A — 1.970% 9/25/2037(f)	28,400,758	28,651,579
TVEST 2020A LLC 2020-A A — 4.500% 7/15/2032(f)	9,108,763	9,174,730
VCP RRL ABS I Ltd. 2021-1A A — 2.152% 10/20/2031(f)	54,318,000	54,237,718
		$1,508,967,660
TOTAL ASSET-BACKED SECURITIES (Cost $6,253,837,626)		$6,262,620,832
CORPORATE BONDS & NOTES — 0.2%
COMMUNICATIONS — 0.1%
Frontier Communications Holdings LLC — 5.875% 10/15/2027(f)	$5,925,000	$6,280,500
TECHNOLOGY — 0.1%
BTC Holdings Fund I, LLC — 2.870% 1/28/2027(d)	$17,800,000	$17,800,000
TOTAL CORPORATE BONDS & NOTES (Cost $23,725,000)		$24,080,500
CORPORATE BANK DEBT — 2.3%
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 3.250% — 4.000% 9/29/2024(b)(e)	$34,392,232	$34,349,241

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Applied Systems, Inc., 1M USD LIBOR + 3.250% 9/19/2024(b)(e)	$23,269,000	$23,205,010
Asurion LLC, 1M USD LIBOR + 3.000% — 3.084% 11/3/2024(b)(e)	59,324,504	58,657,103
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 0.000% 11/12/2027(b)(e)(i)	2,856,840	—
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 5.750% 11/12/2027(b)(e)	18,819,506	18,819,506
Frontier Communications Corp., 3M USD LIBOR + 3.750% — 4.500% 5/1/2028(b)(e)	23,680,005	23,620,805
Hanjin International Corp., 3M USD LIBOR + 5.000% — 5.500% 12/23/2022(b)(e)	30,859,000	30,781,852
Heartland Dental LLC, 1M USD LIBOR, + 4.000% — 4.085% 4/30/2025(b)(e)	38,937,129	38,823,433
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023(b)(e)	27,218,054	13,609
MB2LTL, 1M USD LIBOR + 9.250% — 10.250% 11/30/2023(b)(d)(e)	6,816,000	6,848,649
McDermott Super Senior Exit LC — 0.500% 6/30/2024(b)(e)(i)	16,770,000	(4,024,800)
Mediaco Holding, Inc. Class A, 6.400% — 9.400% 11/25/2024 (b)(c)(d)(e)	11,708,812	10,889,195
Polyconcept North America Holdings, Inc., 6M USD LIBOR + 4.500% — 5.500% 8/16/2023(b)(e)	24,360,855	24,228,819
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.250% 9/21/2027(b)(e)	13,304,730	13,329,743
TOTAL CORPORATE BANK DEBT (Cost $283,205,488)		$279,542,165
U.S. TREASURIES — 28.3%
U.S. Treasury Notes — 0.250% 3/15/2024	$1,253,936,000	$1,249,576,691
U.S. Treasury Notes — 0.250% 6/15/2024	482,102,000	479,385,982
U.S. Treasury Notes — 0.375% 9/15/2024	1,661,031,000	1,653,893,716
TOTAL U.S. TREASURIES (Cost $3,389,086,415)		$3,382,856,389
TOTAL BONDS & DEBENTURES — 98.2% (Cost $11,744,401,834)		$11,724,932,981
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $11,883,666,244)		$11,871,887,004

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2021

SHORT-TERM INVESTMENTS — 2.3%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.00% 10/1/2021 (Dated 09/30/2021, repurchase price of $270,169,000, collateralized by $275,820,100 principal amount U.S. Treasury Notes — 0.250% 2023, fair value $275,572,412)	$270,169,000	$270,169,000
TOTAL SHORT-TERM INVESTMENTS (Cost $270,169,000)		$270,169,000
TOTAL INVESTMENTS — 101.7% (Cost $12,153,835,244)		$12,142,056,004
Other assets and liabilities, net — (1.7)%		(197,865,127)
NET ASSETS — 100.0%		$11,944,190,877

(a)  Non-income producing security.

(b)  Restricted securities. These restricted securities constituted 2.90% of total net assets at September 30, 2021, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 0.88% of total net assets at September 30, 2021.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(e)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of September 30, 2021. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(h)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2021.

(i)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

September 30, 2021

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 3.250% — 4.000% 9/29/2024	03/06/2020, 03/12/2020, 02/02/2021, 03/17/2021, 03/18/2021	$34,052,326	$34,349,241	0.29%
Applied Systems, Inc., 1M USD LIBOR + 3.250% 9/19/2024	07/28/2021, 08/03/2021, 08/04/2021	23,210,828	23,205,010	0.19%
Asurion LLC, 1M USD LIBOR + 3.000% — 3.084% 11/3/2024	09/25/2020, 09/28/2020, 09/29/2020, 10/02/2020, 10/05/2020, 10/26/2020, 10/27/2020, 01/06/2021, 03/01/2021, 03/02/2021, 05/21/2021, 07/14/2021, 08/17/2021	58,890,229	58,657,103	0.49%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 5.750% 11/12/2027	11/12/2020, 04/30/2021,	18,666,456	18,819,506	0.16%
Copper Earn Out Trust	12/07/2020	—	728,290	0.01%
Copper Property CTL Pass Through Trust	10/05/2017, 10/06/2017, 10/11/2017, 11/19/2018, 11/27/2018, 01/11/2019, 02/08/2019, 03/11/2019, 05/29/2019, 06/08/2020	25,752,396	10,209,082	0.09%
Frontier Communications Corp., 3M USD LIBOR + 3.750% — 4.500% 5/1/2028	04/09/2021	23,454,117	23,620,805	0.20%
Hanjin International Corp., 3M USD LIBOR + 5.000% — 5.500% 12/23/2022	12/23/2020, 02/25/2021	30,759,199	30,781,852	0.26%
Heartland Dental LLC, 1M USD LIBOR, + 4.000% — 4.085% 4/30/2025	06/10/2021, 08/02/2021, 08/03/2021, 08/12/2021	38,805,275	38,823,433	0.33%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023	02/03/2021	—	13,609	0.00%
MB2LTL, 1M USD LIBOR + 9.250% — 10.250% 11/30/2023	—	6,776,206	6,848,649	0.06%
McDermott Super Senior Exit LC — 0.500% 6/30/2024	02/28/2020	(108,575)	(4,024,800)	(0.03)%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

September 30, 2021

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Mediaco Holding, Inc. Class A, 6.400% — 9.400% 11/25/2024	06/01/2021, 07/01/2021, 08/01/2021, 09/01/2021	$11,629,577	$10,889,195	0.09%
PHI Group, Inc.	08/19/2019	9,504,696	16,854,992	0.14%
PHI Group, Inc., Restricted	08/19/2019	21,626,709	36,434,888	0.31%
Polyconcept North America Holdings, Inc., 6M USD LIBOR + 4.500% — 5.500% 8/16/2023	03/31/2020, 6/30/2020, 10/1/2020, 12/31/2020	24,234,429	24,228,819	0.20%
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.250% 9/21/2027	08/11/2020	12,847,939	13,329,743	0.11%
TOTAL RESTRICTED SECURITIES		$340,101,807	$343,769,417	2.90%

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

ASSETS
Investment securities — at fair value (identified cost $11,801,285,635)	$11,789,160,233
Investments in affiliates — at fair value (identified cost $82,380,609)	82,726,771
Short-term investments — repurchase agreements	270,169,000
Cash	359,762
Receivable for:
Capital Stock sold	18,436,869
Interest	15,264,664
Prepaid expenses and other assets	7,563
Total assets	12,176,124,862
LIABILITIES
Payable for:
Investment securities purchased	209,472,485
Capital Stock repurchased	18,006,018
Advisory fees	3,223,584
Accrued expenses and other liabilities	1,231,898
Total liabilities	231,933,985
NET ASSETS	$11,944,190,877
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 1,500,000,000 shares; outstanding 1,192,256,438 shares	$11,922,564
Additional Paid-in Capital	12,337,417,553
Distributable earnings	(405,149,240)
NET ASSETS	$11,944,190,877
NET ASSET VALUE
Offering and redemption price per share	$10.02

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2021

INVESTMENT INCOME
Interest	$184,514,841
Dividends	740,008
Total investment income	185,254,849
EXPENSES
Advisory fees	52,473,154
Transfer agent fees and expenses	5,523,470
Filing fees	604,505
Reports to shareholders	549,010
Administrative services fees	491,740
Other professional fees	446,192
Custodian fees	270,727
Director fees and expenses	230,793
Legal fees	154,790
Audit and tax services fees	33,900
Other	91,085
Total expenses	60,869,366
Reimbursement from Adviser	(10,335,765)
Net expenses	50,533,601
Net investment income	134,721,248
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	5,433,787
Investments in affiliates	(420,902)
Investments in foreign currency transactions	(555)
Net change in unrealized appreciation (depreciation) of:
Investments	11,912,841
Investments in affiliates	735,478
Net realized and unrealized gain	17,660,649
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,381,897

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$134,721,248	$177,917,580
Net realized gain	5,012,330	48,161,567
Net change in unrealized appreciation (depreciation)	12,648,319	(49,349,614)
Net increase in net assets resulting from operations	152,381,897	176,729,533
Distributions to shareholders	(140,308,667)	(182,547,346)
Capital Stock transactions:
Proceeds from Capital Stock sold	6,759,358,095	4,296,352,338
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	121,733,658	161,454,134
Cost of Capital Stock repurchased	(3,595,882,725)	(3,132,483,801)
Net increase from Capital Stock transactions	3,285,209,028	1,325,322,671
Total change in net assets	3,297,282,258	1,319,504,858
NET ASSETS
Beginning of Year	8,646,908,619	7,327,403,761
End of Year	$11,944,190,877	$8,646,908,619
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	674,770,411	430,585,641
Shares issued to shareholders upon reinvestment of dividends and distributions	12,160,026	16,215,609
Shares of Capital Stock repurchased	(358,947,128)	(315,133,932)
Change in Capital Stock outstanding	327,983,309	131,667,318

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended September 30,
	2021	2020		2019	2018	2017
Per share operating performance:
Net asset value at beginning of year	$10.00	$10.00		$9.94	$10.05	$10.06
Income from investment operations:
Net investment income(a)	0.13	0.23		0.28	0.29	0.25
Net realized and unrealized gain (loss) on investment securities	0.03	0.01	(b)	0.13	(0.18)	0.01
Total from investment operations	0.16	0.24		0.41	0.11	0.26
Less distributions:
Dividends from net investment income	(0.14)	(0.24)		(0.35)	(0.22)	(0.27)
Redemption fees	—	—		—	—	— (c)
Net asset value at end of year	$10.02	$10.00		$10.00	$9.94	$10.05
Total investment return(d)	1.56%	2.41%		4.20%	1.91%	2.58%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$11,944,191	$8,646,909		$7,327,404	$5,704,624	$5,125,433
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.58%	0.57%		0.57%	0.58%	0.59%
After reimbursement from Adviser	0.48%	0.49	%(e)	0.50%	0.49%	0.49%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.18%	2.24%		2.73%	2.88%	2.45%
After reimbursement from Adviser	1.28%	2.32%		2.80%	2.96%	2.55%
Portfolio turnover rate	81%	54%		25%	29%	59%

(a)  Per share amount is based on average shares outstanding.

(b)  Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

(c)  Rounds to less than $0.01 per share.

(d)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(e)  Includes voluntary fee waiver which reduced the ratio of expenses to average net assets after reimbursement from Adviser by 0.01%.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted the standard for the current fiscal year and the changes are incorporated into the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transaction to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2022. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. Similar consequences could arise as a result of the spread of other infectious diseases. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $12,932,956,581 for the year ended September 30, 2021. The proceeds and cost of securities sold resulting in net realized gains of $5,012,885 aggregated $7,857,492,066 and $7,852,479,181, respectively, for the year ended September 30, 2021.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.50% of the Fund's average daily net assets. In addition, as of March 31, 2021, the Adviser has contractually agreed to reimburse expenses in excess of 0.47% of the average daily net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) through March 31, 2022. Prior to March 31, 2021, the reimbursement rate was 0.49% for the period from January 28, 2021 through March 31, 2021, and 0.50% for the period from October 1, 2020 through January 28, 2021 of the average daily net assets of the Fund

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business).

The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.50% of the first $15 million and 1.00% of the remaining average net assets of the Fund for the year. The Advisor has agreed with respect to the Fund to voluntarily waive advisory fees to limit expenses in excess of 0.47% of the average net assets of the Fund. This Agreement is for the period commencing March 31, 2021 and terminating on March 31, 2022. This Agreement may be terminated at any time by the Fund's Board of Directors and will terminate automatically in the event of the termination of the New Investment Advisory Agreement. Any amendment to this agreement shall be in writing signed by the parties hereto.

For the year ended September 30, 2021, the Fund paid aggregate fees and expenses of $230,793 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at September 30, 2021:

Unrealized Depreciation	$(12,217,240)
Late Year Deferrals	(555)
Capital Loss Carryover	(392,931,445)

The tax status of distributions paid during the fiscal years ended September 30, 2021 and 2020 were as follows:

	2021	2020
Dividends from ordinary income	$140,308,667	$182,547,346

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Act of 2010 (the "Act"), net capital losses recognized for fiscal years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

As of September 30, 2021, the fund had $106,598,252 of short-term capital losses and $286,333,193 of long-term capital losses available to offset possible future capital gains.

The cost of investment securities held at September 30, 2021 was $12,154,273,244 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at September 30, 2021, for federal income tax purposes was $45,759,713 and $57,976,953, respectively resulting in net unrealized depreciation of

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

$12,217,240. As of and during the year ended September 30, 2021, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended September 30, 2021, the Fund reclassified $168,976 to Distributable earnings from Paid in Capital. The permanent book/tax differences arose principally from differing book/tax treatment of market discount accretion of securities and taxable over-distributions. Net assets were not affected by these reclassifications.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers.

Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2021:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	$53,289,880	—	—	$53,289,880
Industrials	—	—	$82,726,771	82,726,771
Retailing	—	—	10,937,372	10,937,372
Commercial Mortgage-Backed Securities
Agency	—	$28,856,804	—	28,856,804
Agency Stripped	—	60,909,611	—	60,909,611
Non-Agency	—	969,131,247	—	969,131,247
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	32,214,326	—	32,214,326
Agency Pool Adjustable Rate	—	384,443	—	384,443
Agency Pool Fixed Rate	—	7,704,826	—	7,704,826
Agency Stripped	—	224,662	—	224,662
Non-Agency	—	47,562,147	—	47,562,147
Non-Agency Collateralized Mortgage Obligation	—	593,225,029	35,620,000	628,845,029
Asset-Backed Securities
Auto	—	2,079,605,742	—	2,079,605,742
Collateralized Loan Obligation	—	2,127,934,434	—	2,127,934,434
Equipment	—	527,889,491	18,223,505	546,112,996
Other	—	1,508,967,660	—	1,508,967,660
Corporate Bonds & Notes	—	6,280,500	17,800,000	24,080,500
Corporate Bank Debt	—	261,804,321	17,737,844	279,542,165
U.S. Treasuries	—	3,382,856,389	—	3,382,856,389
Short-Term Investment	—	270,169,000	—	270,169,000
	$53,289,880	$11,905,720,632	$183,045,492	$12,142,056,004

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended September 30, 2021:

Investments	Beginning Value at September 30, 2020	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at September 30, 2021	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at September 30, 2021
Common Stocks	$27,596,545	$10,878,311	$25,752,396	—	$29,436,891	$93,664,143	$(14,815,024)
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation	62,651,413	101,471	35,620,000	$(16,082,688)	(46,670,196)	35,620,000	—
Residential Mortgage- Backed Non-Agency	30,251,492	171,757	—	(6,427,346)	(23,995,903)	—	—
Asset-Backed Securities Collateralized Loan Obligation	90,925,238	148,636	—	—	(91,073,874)	—	—
Asset-Backed Securities Equipment	15,995,601	3,088,793	—	(860,889)	—	18,223,505	3,087,991
Corporate Bank Debt	56,768,106	717,986	17,184,785	(44,187,833)	(12,745,200)	17,737,844	526,653
Corporate Bonds & Notes	—	—	17,800,000	—	—	17,800,000	—
	$284,188,395	$15,106,954	$96,357,181	$(67,558,756)	$(145,048,282)	$183,045,492	$(11,200,380)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $174,485,173 out of Level 3 into Level 2, $53,289,880 out of Level 3 into Level 1 and $82,726,771 out of Level 1 into Level 3. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced. Transfers into Level 3 were due to change in valuation technique from vendor priced to third party broker quoted.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of September 30, 2021:

Financial Assets	Fair Value at September 30, 2021	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price
Common Stocks	$10,937,372	Pricing Model (a)	Quotes/Prices	$10.50-$19.63	$3.92
	$82,726,771	Pricing Model (b)	Reorganization Plan Value	$1.92
Residential Mortgage-Backed Securities — Non-Agency Collateralized Mortgage Obligation	$35,620,000	Third-Party Broker Quote (c)	Quotes/Prices	$100.00	$100.00
Asset-Backed Securities — Equipment	$18,223,505	Third-Party Broker Quote (c)	Quotes/Prices	$94.00	$94.00
Corporate Bonds & Notes	$17,800,000	Third-Party Broker Quote (c)	Quotes/Prices	$100.00	$100.00
Corporate Bank Debt	$6,848,649	Pricing Vendor	Prices	$100.48	$100.48
	$10,889,195	Pricing Model (d)	Amortized Cost	$93.00	$93.00

(a)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(b)  The Pricing Model technique for Level 3 securities involves the plan value determined in the company's reorganization.

(c)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(d)  The Pricing Model technique for Level 3 securities involves external valuation by an independent third party.

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$270,169,000	$(270,169,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $275,572,412 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 8 — Commitments

As of September 30, 2021, the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$19,626,840

NOTE 9 — Affiliated Investments

A company is considered an affiliate of the Fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended September 30, 2021, appear below:

	Shares Held as of September 30, 2020	Beginning Value as of September 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of September 30, 2021	Shares as of September 30, 2021	Dividend Income from Affiliated Investments
Common Stocks — 0.7%
INDUSTRIALS — 0.7%
Boart Longyear Ltd.(a)(b)(c)	874,320	$244,230	$82,380,609	$(212,644)	$(420,902)	$735,478	$—	$82,726,771	43,018,605	$—
Total Affiliate Investments — 0.7%		$244,230	$82,380,609	$(212,644)	$(420,902)	$735,478	$—	$82,726,771		$—

(a)  Non-income producing security.

(b)  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constituted 0.88% of total net assets at September 30, 2021.

(c)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

FPA NEW INCOME, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended September 30, 2017 was audited by another independent registered public accounting firm whose report, dated November 20, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the FPA family of funds since 2018.

Los Angeles, CA
November 23, 2021

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2021 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,006.40	$1,022.71
Expenses Paid During Period*	$2.36	$2.38

*  Expenses are equal to the Fund's annualized expense ratio of 0.47%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2021 (183/365 days).

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 9, 2021, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2022, on the recommendation of the Independent Directors, who met in executive session on August 9, 2021 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 12, 2021, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 12 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund.

In addition to the executive sessions, the Boards, acting directly or through their committees, met regularly throughout the year and received information on a variety of topics that were relevant to their annual consideration of the renewal of each Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution, service provider oversight and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreements supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also advised by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During both executive sessions, independent legal counsel reviewed with Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts supporting them; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Tom Atteberry, who has been with the Adviser since 1997 and has served as portfolio manager since 2004 and Abhijeet V. Patwardhan, who joined the Adviser in 2010 and has served as portfolio manager since 2015. After

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

discussion, the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of alternative credit focus funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors considered the Adviser's representation that the Fund's investment style, as evidenced by the short-term duration of most of its portfolio securities, as well as the Fund's flexibility to invest in a variety of areas, complicated Peer Group comparisons in that the Fund is managed in a more conservative style than the typical fixed income fund and the funds in the Peer Group. The Board and the Independent Directors noted the Fund's absolute investment results and its long-term investment performance when compared to the Peer Group. The Board and the Independent Directors noted the Fund outperformed its Peer Group median for the five-year period ending March 31, 2021, and underperformed its Peer Group for the one-, three-, ten-year periods ending March 31, 2021. The Board and the Independent Directors also noted that the Fund outperformed the comparative Barclays Capital U.S. Aggregate Index for the one-year period ending March 31, 2021, and underperformed the comparative Barclays Capital U.S. Aggregate Index for the three-, five-, and ten-year periods ending March 31, 2021. They also noted that Morningstar has continued to give the Fund a "Bronze" Analyst Rating. After discussion, the Board and the Independent Directors determined that the Fund's investment results were reasonable in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fee was higher than the Peer Group median and its overall net expense ratio was equal to that of the Peer Group median. In addition, the Directors noted that the fee rate charged to the Fund is higher than institutional accounts managed in a similar style by the portfolio managers but considered the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the two portfolio managers, five analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board noted that the Fund does not charge sales loads.

The Board and the Independent Directors recognized that the advisory fee rate schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.47% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through March 31, 2022. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints in the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management team, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2022.

FPA NEW INCOME, INC.
PRIVACY POLICY

The following is the privacy notice of the mutual funds advised by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds" ). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information and other personal information of current, former and prospective investors and visitors to websites maintained by the FPA Funds.

Obtaining Personal Data. While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain personal data about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional personal data from different sources, such as affiliates or their service providers; public websites or other publicly available sources such as government records; or from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The personal data collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) certain information protected under other federal or state law, like an investor's signature or bank account information; (iii) characteristics of protected classifications under federal or state law, like gender or marital status; (iv) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (v) internet or other electronic network activity like interactions with the FPA website; (vi) professional or employment-related information like an investor's occupation and job title; and (vii) inferences drawn from the other categories to build a profile on an investor to, for example, gauge an investor's potential interest in investing in new funds or products.

Respecting Your Privacy. The FPA Funds do not disclose any personal data provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. The FPA Funds may also provide an investor's personal data and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties. The FPA Funds reserve the right to report or disclose personal data or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

FPA NEW INCOME, INC.
PRIVACY POLICY

(Continued)

Procedures to Safeguard Private Information. The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' personal data against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Information Collected Automatically from Websites. When you visit a website maintained by the FPA Funds, those sites may collect certain information about that visit through automated tools, including cookies. Cookies are bits of data that a website sends to a web browser on a visitor's computer. Websites maintained by the FPA Funds use cookies and other tools to operate the websites and collect analytics information about your visit to our websites, including the number of visitors to a website and the webpages visited. These tools may be provided by third party analytics providers. The analytics information collected does not identify a particular individual visitor or user. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The FPA Funds website does not respond to "do not track" signals.

Links to Other Websites. This privacy policy only addresses the use and disclosure of personal data in conjunction with your use of websites maintained by the FPA Funds. These websites may contain links to other websites. If we create such a link, we will let you know when you are leaving the FPA website. These third-party websites may collect information, including personal data, from you. Please be aware that we are not responsible for the privacy practices or the content of third-party websites. We disclaim liability for any information, materials, products or services offered at any of the third-party sites linked to websites maintained by the FPA Funds. The availability of a link to another party's website is provided as a convenience, but it does not constitute an endorsement or sponsorship of any third party or their products, and does not create an affiliation or partnership between FPA and any third party. You should also be aware that third parties have different privacy policies than FPA and may have different information security practices. We encourage you to read the privacy statements provided by other websites before you provide personal data to them.

Changes to the Privacy Policy. From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

FPA Funds. FPA Crescent Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA U.S. Core Equity Fund, Inc., FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, and Source Capital, Inc.

Revised: February 2021

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2016), and Director of Bragg Capital Trust (since 2020).	7	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2015), and Director of Bragg Capital Trust (since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	1999	Senior Associate Dean, (2003-Present), Interim Dean (2018-June 2019), Professor and Faculty Director (since 2003) Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Kaiser Aluminum, Wedbush Capital and Waverley Capital Acquisition Corporation

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc. and Source Capital (since 2012), and Director of Bragg Capital Trust (since 2020).	7	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee (since 2016, except the Bragg Capital Trust since 2020) and President (since 2015, except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2004	Partner of FPA. Formerly Chief Executive Officer of the Fund (until 2015). Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2015

Partner (since 2017) and a Director of Research (since 2015) of FPA; Managing Director of FPA from 2015 to 2017, Senior Vice President of FPA from 2014 to 2015; Analyst and Vice President of FPA from 2010 to 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee (since 2016, except Bragg Capital Trust since 2020) and President for more than the past five years (except Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund for more than the past five years (except Bragg Capital Trust since 2020).
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA NEW INCOME, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPNIX
CUSIP: 302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA NEW INCOME, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2021 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)      The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)      Not applicable.

(c)      During the period covered by this report, there were no amendments to the provisions of the code of ethics in 2(a) above.

(d)      During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)      Not applicable.

(f)       A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4. Principal Accountant Fees and Services.

	2020	2021
(a) Audit Fees	$35,500	$36,500
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$6,600	$6,800
(d) All Other Fees	$-0-	$-0-

(1) Tax Fees are for the preparation of the Fund’s tax return(s).

(e)(1)	The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)	the registrant’s independent auditors inform the audit committee of the engagement,

(ii)	the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)	the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)	0% of the services provided to the registrant described in paragraphs b—d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)	For the fiscal year ended September 30, 2021, if greater than 50%, specify the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended September 30, 2020 and September 30, 2021, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $43,500 and $46,200 respectively.

(h)	The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:   December 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:   December 2, 2021

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:   December 2, 2021